UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |_|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.2100.14a-12

Smitten Press:  Local Lore and Legends Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:

      -----------------------------------------------

2)    Aggregate number of securities to which transaction applies:

      -----------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      -----------------------------------------------

4)    Proposed maximum aggregate value of transaction:

      -----------------------------------------------

5)    Total fee paid:

      -----------------------------------------------

|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

            1)    Amount previously paid:

            --------------------------------------

            2)    Form, Schedule or Registration Statement No:

            --------------------------------------

            3)    Filing party:

            --------------------------------------

            4)    Date Filed:

            --------------------------------------

                   SMITTEN PRESS: LOCAL LORE AND LEGENDS INC.
                             3675 N E Skyline Drive
                           Jensen Beach, FL 34957-3917
                             Telephone: 772-334-7129


Dear Shareholder:

You are  invited  to attend a special  meeting  of the  shareholders  of Smitten
Press: Local Lore and Legends, Inc., an Ontario, Canada corporation ("Smitten Press"), which will be held at the registered office of Smitten Press at 3 Caroline St. W., Creemore, Ontario, Canada, L0M 1G0 on ***th, 2006, at 10:00 a.m., local time. Enclosed please find a notice of the special meeting, a proxy statement, and a proxy card.


At the special meeting, shareholders will be asked to:

(i) fix the number of directors constituting the board of directors of Smitten Press at two (2);


(ii) elect Michael T. Williams as a director of Smitten Press, to fill the vacancy left by Richard Smitten, recently deceased;

(iii) relocate the registered office of Smitten Press to 1801-180 Dundas Street West, Toronto, Ontario, Canada, M5G 1Z8; and


(iv)  transact such other business as may properly come before the meeting.


I recommend that you vote in favor of each of the proposals set forth above, and in particular, the election of Michael T. Williams as director and urge you to do so. Whether or not you are personally able to attend the special meeting, please complete, sign and date the enclosed proxy card and return it in the enclosed prepaid envelope as soon as possible. This action will not limit your right to vote in person if you do wish to attend the meeting and vote personally.

Only holders of our common stock at the close of business on the day before this notice is given, will be entitled to notice of, and to vote at, the special meeting.


Please review the entire proxy statement carefully. If you would like assistance in completing your proxy card, or if you have any questions about the procedure for voting your shares described in the attached proxy statement, please contact Michael T. Williams at (813) 831-9348.

                                                Sincerely yours,


                                                /s/ "G. Storey Badger"
                                                Director
                                                !**th, 2006

                  NOTICE OF SPECIAL MEETING OF THE SHAREHOLDERS
                                       of
                   SMITTEN PRESS: LOCAL LORE AND LEGENDS INC.


                             3675 N E Skyline Drive
                           Jensen Beach, FL 34957-3917
                             Telephone: 772-334-7129


To be held on ***th, 2006


To the Shareholders of Smitten Press: Local Lore and Legends, Inc.:


NOTICE IS HEREBY GIVEN that a special  meeting of shareholders of Smitten Press:
Local Lore and Legends, Inc., an Ontario, Canada corporation ("Smitten Press" or the "Company"), will be held at the registered office of the Company at 3 Caroline St. W., Creemore, Ontario, Canada, L0M 1G0, at 10:00 a.m., local time, on ***th, 2006, for the purpose of:

      (i) fixing the number of directors constituting the board of directors of Smitten Press at two (2);

      (ii) electing Michael T. Williams as a director of Smitten Press, to fill the vacancy left by Richard Smitten, recently deceased;

      (iii) relocating the registered office of the corporation to 1801-180 Dundas Street West, Toronto, Ontario, Canada, M5G 1Z8; and

      (iv) transacting such other business as may properly come before the meeting or any adjournment thereof.

The close of business on the day before this Notice is given will be the record date for the determination of holders of common shares entitled to notice of the Meeting. Only shareholders of record at the close of business on the record date for the meeting will be entitled to notice of, and to vote at, the special meeting. A list of shareholders entitled to vote at the meeting will be kept on file at the offices of Michael T. Williams, the United States corporate solicitor for the Company, with offices located at : Williams Law Group P A, 2503 W Gardner Ct., Tampa, Florida, 33611-4774, for inspection by any shareholder, for any purpose germane to the meeting, during usual business hours for ten days prior to the meeting.


YOU ARE INVITED TO ATTEND THE SPECIAL MEETING, BUT WHETHER OR NOT YOU PLAN TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN, AND PROMPTLY RETURN THE ACCOMPANYING PROXY SO THAT AS LARGE A REPRESENTATION AS POSSIBLE MAY BE HAD AT THE MEETING.

This notice and the attached proxy statement, proxy card, and special report are first being mailed to Smitten Press's shareholders on or about !**th, 2006.


                                        /s/ "G. Storey Badger"
                                        Director
                                        !**th, 2006


SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY OR OTHER APPROPRIATE FORM OF PROXY AND RETURN IT TO THE COMPANY, SUCH THAT IT IS RECEIVED PRIOR TO THE COMMENCEMENT OF THE MEETING OR ANY ADJOURNMENT THEREOF, IN DEFAULT OF WHICH IT MAY BE TREATED AS INVALID, ALTHOUGH THE CHAIRMAN OF THE MEETING HAS THE DISCRETION TO ACCEPT PROXIES FILED PRIOR TO ANY VOTE BEING TAKEN IN RELIANCE THEREON AT THE MEETING, OR ANY ADJOURNMENT THEREOF. IN ORDER TO BE REPRESENTED BY PROXY, SHAREHOLDERS MUST COMPLETE AND SUBMIT THE ENCLOSED FORM OF PROXY OR OTHER APPROPRIATE FORM OF PROXY.

                   SMITTEN PRESS: LOCAL LORE AND LEGENDS INC.
                             3675 N E Skyline Drive
                           Jensen Beach, FL 34957-3917
                             Telephone: 772-334-7129


                                 PROXY STATEMENT
                                     for the
                       SPECIAL MEETING OF THE SHAREHOLDERS
                            to be held on ***th, 2006
                        --------------------------------


                               PROXY SOLICITATION


The accompanying  proxy is being solicited by the remaining  director of Smitten
Press: Local Lore and Legends, Inc., a corporation existing under the laws of Ontario, Canada (the "Company" or "Smitten Press") on behalf of the Management of the Company, for use at the Company's special meeting of shareholders, including any adjournment thereof, (the "Special Meeting") to be held at 10:00 a.m., local time, on ***th, 2006, at the registered office of the Company at 3 Caroline St. W., Creemore, Ontario, Canada, L0M 1G0.

The Company will bear its own cost of soliciting proxies. Proxies may be solicited by mail and the officers, representatives and regular employees of the Company may solicit proxies personally, by telephone or by facsimile. None of these individuals will receive any extra compensation for such efforts. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses incurred in sending proxy material to beneficial owners of shares and requesting authority to execute proxies.

Unless otherwise indicated, all information is given as of @**st, 2006.


APPOINTMENT AND REVOCABILITY OF PROXIES

Registered Shareholders

If you are a registered shareholder, you can vote your shares at the Special Meeting in person or by proxy. If you wish to vote in person at the Special Meeting, do not complete or return the form of proxy included with this document. Your vote can be cast by you in person and counted at the Special Meeting. If you do not wish to attend the Special Meeting or do not wish to vote in person, complete and deliver a form of proxy in accordance with the instructions given below.

Appointment of Proxy

The persons named in the enclosed form of proxy are agents of the Company. A shareholder has the right to appoint a person (who need not be a shareholder of the Company), other than the persons designated in the enclosed form of proxy, to attend and vote for and on behalf of the shareholder at the Special Meeting. Such right may be exercised by striking out the names of the persons designated in the enclosed form of proxy and by inserting in the blank space provided for that purpose the name of the person to be appointed or by completing another proper form of proxy and, in either case, delivering the completed and executed proxy to the Company, at any time prior to the commencement of the Special Meeting or any adjournment thereof.

Depositing Proxies

To be voted, proxies should be received by the Company, by no later than 10:00 a.m. on the date of the Special Meeting or, if the Special Meeting is adjourned, at any time prior to the commencement of such adjourned meeting, although the Chairman of the Special Meeting has the discretion to accept proxies filed at any time prior to a vote being taken in reliance thereon at the Special Meeting or any adjournment thereof.


A proxy may be signed and deposited in writing or by electronic signature and may be transmitted by telephonic or electronic means to the Company at facsimile 813-832-5284 or email wmslaw@tampabay.rr.com. The mailing address of the Company is : 3675 N E Skyline Drive, Jensen Beach, FL 34957-3917.


Revoking Proxies

Any shareholder who executes and returns a proxy may revoke it, to the extent that it has not been exercised:

(a) by depositing a written instrument signed by the shareholder or his, her or its attorney authorized in writing at the office of the Company, at any time up to the close of business on the last business day preceding the day of the Special Meeting or any adjournment thereof;

(b) by depositing such written instrument with the Chairman of the Special Meeting on the day of the Special Meeting or any adjournment thereof at any time prior to a vote being taken in reliance on such proxy; or

(c)   in any other manner permitted by law.


A revocation may be signed and deposited in writing or by electronic signature and may be transmitted by telephonic or electronic means to the Company at facsimile 813-832-5284 or email wmslaw@tampabay.rr.com. The mailing address of the Company is : 3675 N E Skyline Drive, Jensen Beach, FL 34957-3917.

Non-Registered or Beneficial Shareholders

Your shares may not be registered in your name but in the name of an intermediary (which is usually a bank, trust company, securities dealer or broker, or a clearing agency in which an intermediary participates) or nominee. If shares are listed in an account statement provided to you by a broker, then it is likely that those shares will not be registered in your name but under the broker's name or under the name of an agent of the broker such as a depositary or trust company that acts as the nominee for many brokerage firms.

If your shares are registered in the name of an intermediary or a nominee, you are a non-registered or beneficial shareholder (a "beneficial shareholder"). Beneficial shareholders should be aware that only shareholders whose names appear on the share register of the Company are entitled to vote in person or by proxy at the Special Meeting.

The Company has distributed copies of this Proxy Statement, and the accompanying Notice to intermediaries for distribution to beneficial shareholders together with the intermediary's form of proxy or voting instruction form. Unless you have waived your rights to receive these meeting materials, intermediaries are required to deliver them to you as a non-registered shareholder of the Company and to seek your instructions as to how to vote your shares. Brokers or agents can only vote the shares of the Company if instructed to do so by the beneficial shareholder.

Every broker or agent has its own mailing procedure and provides its own instructions. Typically, a beneficial shareholder will be given a voting instruction form which must be completed and signed by the beneficial shareholder in accordance with the instructions provided by the intermediary. The purpose of this form is to seek permission from the beneficial shareholder on how to vote on behalf of or otherwise represent the beneficial shareholder. A beneficial shareholder cannot use this form to vote or otherwise represent shares in person at the Special Meeting. If you are a beneficial shareholder, you must follow the instructions provided by the intermediary in order to ensure that your shares are voted or otherwise represented at the Special Meeting.

Typically, the intermediary mails the voting instruction form to the beneficial shareholders and asks beneficial shareholders to return the instruction forms to the intermediary. The intermediary then tabulates the results of all instructions respecting the shares to be represented at the Special Meeting and delivers the tabulated instructions to the Company's registrar and transfer agent. The instruction form must be returned to the intermediary well in advance of the Special Meeting in order to have the shares voted or otherwise represented at the Special Meeting.

Occasionally, a beneficial shareholder may be given a proxy that has already been signed by the intermediary. This form of proxy is restricted to the number of shares owned by the beneficial shareholder but is otherwise not completed. This form of proxy does not need to be signed by you. In this case, you can complete and deliver the proxy as described above under the heading "Registered Shareholders".

If a beneficial shareholder who receives a voting instruction form wishes to attend and vote at the Special Meeting in person (or have another person attend and vote on their behalf), the non-registered shareholder should follow the instructions provided by the intermediary. A beneficial shareholder has the right to demand and to receive from an intermediary holding shares on his, her or its behalf, a proxy enabling the beneficial shareholder to attend the meeting and to vote the shares.

A beneficial shareholder may revoke a voting instruction or a waiver of the right to receive meeting materials and to vote given to an intermediary at any time by written notice to the intermediary, except that an intermediary is not required to act on a revocation of a voting instruction form or of a waiver of the right to receive materials and to vote that is not received by the intermediary well in advance of the Special Meeting.

Beneficial shareholders should follow the instructions on the forms they receive and contact their intermediaries promptly if they need assistance.

Exercise of Discretion by Proxies


All properly executed proxies, not previously revoked, will be voted at the Special Meeting in accordance with the instructions contained therein. In the absence of such instructions, the proxy will be voted in favor of the matters specified in the Notice of the Special Meeting. In the event, not presently anticipated, that any other matter is brought before the Special Meeting and is submitted to a vote, the proxy may be voted in accordance with the judgment of the persons named therein. The proxy also confers discretionary authority in respect of amendments to or variations in all matters which may properly come before the Special Meeting.


Proxies returned by intermediaries as "non-votes" because the intermediary has not received instructions from the beneficial shareholder with respect to the voting of certain shares or, under applicable regulatory rules, the intermediary does not have the discretion to vote those shares on one or more of the matters that come before the Special Meeting, will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Shares represented by such intermediary "non-votes" will, however, be counted in determining whether there is a quorum.

RECORD DATE

The close of business on the day before notice of the Special Meeting is given will be the record date for the determination of shareholders entitled to receive notice of the Special Meeting. Accordingly, only shareholders of record on such record date are entitled to vote at the Special Meeting, except to the extent that any such shareholder has transferred shares after such record date and the transferee of those shares (i) produces properly endorsed share certificates, or (ii) otherwise establishes ownership of the shares and demands, not later than ten days before the Special Meeting, that his, her or its name be included in the list prepared by the Company before the Special Meeting, in which case the transferee shall be entitled to vote at the Special Meeting.

PURPOSE

At the Special Meeting, shareholders will be asked to consider and vote upon the following:


(i) to fix the number of directors constituting the board of directors of Smitten Press at two (2);

      to elect Michael T. Williams as a director of Smitten Press, to fill the vacancy left by Richard Smitten, recently deceased;

(iii) to relocate the registered office of the corporation to 1801-180 Dundas Street West, Toronto, Ontario, Canada M5G 1Z8; and

(iv)  transact  such other  business  as may  properly  come  before the Special
      Meeting.


Voting Rights; Record Date

The close of business on the day before notice of the Special Meeting is given will be the record date (the "Record Date") for the determination of holders of common stock entitled to receive notice of and to vote at the Special Meeting. Accordingly, only holders of record of shares of common stock at the close of business on the Record Date are entitled to receive notice of, and to vote at, the meeting. At the close of business on the Record Date, the Company had outstanding 22,250,000 shares of common stock, without par value per share (the "Common Stock").

The holders of shares of Common Stock are entitled to one vote per share on each matter that properly comes before the Special Meeting.


Quorum


The presence of two or more persons holding or representing twenty percent (20%) or more of the outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum.

Votes Required

With respect to the election of a director, the affirmative vote of a majority of the votes cast by holders of shares of Common Stock, represented in person or by proxy and entitled to vote at the Special Meeting, will be required to elect such nominee.

With respect to fixing the number of directors to constitute the board of directors, the affirmative vote of two-thirds (2/3) of the votes cast by holders of shares of Common Stock, represented in person or by proxy and entitled to vote at the Special Meeting, will be required for approval.

With respect to relocating the registered office of the Company, the affirmative vote of two-thirds (2/3) of the votes cast by holders of shares of Common Stock, represented in person or by proxy and entitled to vote at the Special Meeting, will be required for approval.


Proxies

Unless otherwise specified, the shares of Common Stock represented by the accompanying form of proxy, properly executed and returned, will be voted FOR each of the matters proposed to be placed before the shareholders (the "Proposals") as described below. As to any other matters that may properly come before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their best judgment. Votes will be tabulated by the Company.

Proxies marked "Abstain" with respect to a particular Proposal, shares represented by "broker non-votes" (i.e., shares held by brokers or nominees which are represented at the Special Meeting but with respect to which the broker or nominee is not empowered to vote on a particular Proposal) and proxies marked "Withhold" as to nominee(s) for the Board will be counted for purposes of determining whether there is a quorum at the meeting, but will not be included in determining the number of votes cast with respect to such matter.


Any registered shareholder giving a proxy has the right to revoke the proxy at any time before it is voted by giving written notice to the Company prior to the commencement of the Special Meeting, or any adjournment thereof, or to the Chairman of the Special Meeting at any time prior to the vote being taken using such proxy. The Company will bear the cost of preparing and mailing proxy materials as well as the cost of soliciting proxies. In addition to solicitation by mail, employees or representatives of the Company may personally solicit proxies. Such persons will receive no additional compensation for such work.

This proxy statement and accompanying form of proxy are first being mailed to shareholders on or about !**th, 2006.


Common Questions and Answers

Q: WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

A: You are receiving this proxy statement and proxy card because you own shares of Common Stock of Smitten Press. This proxy statement describes issues on which you are being asked and that you are entitled, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision.

When you sign the proxy card, you appoint Donald A. Sheldon, Ontario legal counsel to the Company or, in his place and stead, Sandra Cameron-Milks, his law clerk and assistant, as your representatives at the Special Meeting of shareholders. Donald A. Sheldon, (or his alternate) will vote your shares, as you have instructed him in the proxy card, at the Special Meeting. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Special Meeting just in case your plans change. If you have signed and returned the proxy card and an issue comes up for a vote at the Special Meeting that is not identified in this proxy statement, Donald A. Sheldon (or his alternate) will vote your shares on such issue in accordance with his (her) best judgment.


Q: WHY IS THE ELECTION BEING HELD?


A: Mr. Richard Smitten and Mr. G. Storey Badger constituted the board of directors of the Company. Richard Smitten acted as the President and only officer of the Company. Richard Smitten recently deceased. As the only remaining director, under Ontario law, G. Storey Badger cannot continue to conduct the affairs of the Company without a quorum of the board of directors. A director must be elected in order to replace Richard Smitten. Under Ontario law, if the board of directors is made up of two directors, one of them must be a resident of Canada. G. Storey Badger is a resident of Canada. Michael T. Williams is the United States corporate counsel for the Company and a personal friend of the late Richard Smitten and of the new majority shareholder and beneficiary of the estate of Richard Smitten. Michael T. Williams is the most knowledgeable person available regarding the affairs of the Company following Richard Smitten's demise, and therefore it is expected that he will be appointed as President of the Company by the board of directors.


Q: WHAT IS THE PROCEDURE FOR VOTING?

A: You may vote either by mail or in person at the Special Meeting. To vote by mail, please complete, date, sign, and promptly return the accompanying proxy card. If you mark your proxy card to indicate how you want your shares voted on each Proposal, your shares will be voted as you instruct. If you sign and return your proxy card but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted "FOR" each of the Proposals.


If you want to vote in person, please come to the Special Meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a proxy from your broker in order to vote in person at the Special Meeting.

PRINCIPAL SHAREHOLDERS


The following table sets forth the names of each person who, or corporation which, to the knowledge of the directors and officers of the Company, beneficially owns or exercises control over, directly or indirectly, more than 10% of the outstanding voting securities of the Company, as well as the number of voting securities so owned, controlled or directed by each such person or corporation and the percentage of the outstanding voting securities of the Company so owned, controlled or directed, as of @**st, 2006.

-------------------------------------------------------------------------------------------------------------
                                                                                        Percentage of
                                                                                        Outstanding Shares of
Name                            Number of Voting Securities        Type of Ownership    Common Stock
-------------------------------------------------------------------------------------------------------------
Estate of Richard Smitten,      16,270,000                         Direct               73.1%
by Kelley Smitten,
Executrix and Beneficiary,
and Kelly Smitten
individually (1)
-------------------------------------------------------------------------------------------------------------


Notes:


(1) The estate of Richard Smitten owns 15,270,000 Common Shares and the beneficiary of the estate who is expected to receive these shares is Kelly Smitten, his daughter. In addition, Kelly Smitten personally owns 1,000,000 Common Shares.

The current directors and officers of the Company own or control, directly or indirectly, no outstanding shares of Common Stock as of @**st, 2006.


As a result of Richard Smitten's death, a change of control of the Company has occurred since the beginning of the current fiscal year. The estate of Richard Smitten now holds 15,270,000 Common Shares. The designated beneficiary of these shares is the daughter of Richard Smitten, Kelly Smitten, who herself owns 1,000,000 Common Shares. In total, Kelly Smitten will direct the voting of 73.1% of the Common Shares entitled to vote at the Special Meeting.

EXECUTIVE COMPENSATION

The following table summarizes the compensation of the individuals who were the Chief Executive Officer of the Company and the Chief Financial Officer and three most highly compensated executive officers (or who would be considered to act in a similar capacity, the "Named Executive Officers") for each of the Company's three most recently completed financial years. No other individuals earned annual salary and bonus in excess of $150,000 for the financial years ended December 31, 2005 and 2004 or in excess of $100,000 for the financial year ended December 31, 2003.

Summary Compensation Table


--------------------------------------------------------------------------------------------------------------------------------
Named                                                                       Long-term
Executive                     Annual Compensation                           Compensation
Officer
                              -----------------------------------------------------------------------------------
                                                                            Securities    Shares or      LTIP (2)
Name &                                                        Other         Under         Units          Payouts    All Other
Principal        Financial    Salary          Bonus           Annual        Options/      Subject to     ($)        Compensation
Position         Year                                         Compensation  SARs (1)      Resale                    ($)
                                                              ($)           Granted
                                                                            Restrictions
                                                                            (#) ($)
================================================================================================================================
Richard          2005         $120,000(5)     $100,000(5)     Nil           N/A           Nil            Nil        Nil
Smitten,         2004         Nil             Nil             Nil           N/A           Nil            Nil        Nil
President (3)    2003         Nil             Nil             Nil           N/A           Nil            Nil        Nil
--------------------------------------------------------------------------------------------------------------------------------
D. Gordon        2003         Nil             Nil             Nil           N/A           Nil            Nil        Nil
Badger (4)
--------------------------------------------------------------------------------------------------------------------------------


Notes:

(1)   "SARs" means stock appreciation rights.
(2)   Long-term incentive plans.
(3)   Richard Smitten acted as the President from June 30, 2003 until his death.
(4) D. Gordon Badger acted as President of the Company until his resignation on June 30, 2003.


(5)   US dollars.

This compensation to Richard Smitten was accrued and not paid.


Option/SAR Grants During the Most Recently Completed Financial Year


The Company did not grant stock options during the most recently completed financial year.


Aggregated Option/SAR Exercised During the Most Recently Completed Financial Year and Financial Year-End Option/SAR Values for the Named Executive Officer

No stock options were exercised during the most recently completed financial year and no stock options were outstanding as at the ending of the most recently completed financial year.

Long Term Incentive Plans

The Company has no long term incentive plans.

Other Compensation Matters

As at the end of the most recently completed financial year, there was no Executive Compensation Plan or pension plan benefits in place for any of the Named Executive Officers. In addition, there are no plans in place with respect to any of the Named Executive Officers for termination of employment or change in responsibilities.

Composition of the Compensation Committee


The Company does not have a compensation committee. The board of directors at the end of the most recently completed financial year consisted of G. Storey Badger and Richard Smitten (who acted as President).

Indebtedness of Directors, Executive Officers and Employees

No individual who is or, at any time since the beginning of the most recently completed financial year, was a director, senior officer or employee of the Company, and no person who is a proposed nominee for election as a director of the Company, and no associate of any such director, senior officer, employee or proposed nominee is or, at any time since the beginning of the last completed financial year, was indebted to the Company.

Report On Executive Compensation

It is the responsibility of the board of directors as a whole to determine the level of compensation in respect of the Company's senior executives with a view to providing such executives with a competitive compensation package having regard to responsibilities and performance.

Insurance

The Company did not purchase directors and officers liability insurance during the most recently completed financial year.

Compensation of Directors

Directors currently receive no fees for acting as directors of the Corporation.

                     MATTERS TO BE ACTED UPON AT THE MEETING


Proposal 1 - Fixing the Number of Directors

The Articles of Incorporation of the Company provide that the Company shall have a minimum of one (1) and a maximum of five (5) directors. The Board of Directors has the authority to fix the number of directors between one (1) and five (5). Prior to the Special Meeting, there were two directors constituting the board of directors of the Company, G. Storey Badger and Richard Smitten. Richard Smitten recently deceased.

For the purposes of establishing with certainty the size of the board of directors and the calculation of a quorum, the estate of the late Richard Smitten, now the majority shareholder of the Company, and the sole remaining director, G. Storey Badger, propose and recommend that shareholders fix the number of directors at two (2).

With respect to fixing the number of directors to constitute the board of directors, the affirmative vote of two-thirds (2/3) of the votes cast by holders of shares of Common Stock, represented in person or by proxy and entitled to vote at the Special Meeting, will be required for approval.

Proposal 2 - Election of Directors


Richard Smitten, recently deceased, has left a vacancy on the board of directors, which under Ontario law prevents the remaining director, G. Storey Badger, from carrying on the business of the Company or appointing an officer due to the lack of a quorum of the board of directors necessary to pass a resolution of the board of directors. The purpose of this Special Meeting is to elect a director to the board of directors to fill the vacancy left by Richard Smitten.


G. Storey Badger and the estate of the late Richard Smitten propose and recommend that the shareholders elect Michael T. Williams as director. Michael
T. Williams has acted as the Company's U.S. securities and corporate counsel since 2003, worked closely with Richard Smitten during that time and is the person most familiar with the affairs of the Company next to Richard Smitten. Michael T. Williams is expected to be appointed President of the Company by the board of directors immediately following the conclusion of the Special Meeting.


The sole remaining director, G. Storey Badger, will continue in office as director. Accordingly, it is proposed that the board of directors will be comprised of two (2) directors - G. Storey Badger and Michael T. Williams.


--------------------------------------------------------------------------------------------------------------
Name,                   Office or         Chief  Occupation in     Number of Shares of the
Province/State          Position Held     the Last 5 Years         Corporation Beneficially       Number of
and Country             and Year          First                    Owned, Directly or             Options Held
of Residence            Elected a                                  Indirectly, or Over Which
                        Director                                   Control and Direction Are
                                                                   Exercised
--------------------------------------------------------------------------------------------------------------
MICHAEL T. WILLIAMS     N/A               Corporate,               Nil                            Nil
Florida, U.S.A.                           securities and
                                          commercial attorney
                                          practising with the
                                          Williams Law Group PA,
                                          Tampa, Florida, U.S.A.
--------------------------------------------------------------------------------------------------------------
G. STOREY BADGER,       Director, 2003    President of K Inc.      Nil                            Nil
Ontario, Canada                           since March, 2005,
                                          a specialty fashions
                                          marketer; skiing
                                          coach from October,
                                          2000 to March, 2005
--------------------------------------------------------------------------------------------------------------

It is expected that Michael T. Williams will continue to act as U.S. corporate legal counsel to the Company following his election as a director and will receive fees for his professional services from the Company separate and apart from any compensation he may become entitled to as director and President (if so appointed) of the Company. In respect of the fiscal year ended December 31, 2005, the total billings for legal services rendered to and on behalf of the Corporation by Michael T. Williams, directly or indirectly, was $0. Michael T. Williams and Ms. Kelly Smitten have agreed that Mr. Williams will receive as legal fees for past and future services to the Company and for services to other corporations of which Mr. Smitten was or is officer, director and/or controlling shareholder, 40% of the net proceeds of sale of control of the Company, if such a transaction occurs in the future.

A director will be elected by the affirmative vote of a majority of the votes cast on the election and will hold office until the next annual meeting of shareholders or until the directors' respective successors are duly elected or appointed. The person named in the accompanying form of proxy intend to vote the shares represented thereby for the election of the nominee named above as a director of the Company, unless the shareholder has specified in the proxy that the shares represented thereby are to be withheld from voting in respect thereof. Management (G. Storey Badger) has no reason to believe that the nominee named above will be unable or unwilling to serve as a director, but if that should occur for any reason prior to the Meeting, the person named in the accompanying form of proxy shall have the right to vote for another nominee in such proxyholder's discretion, unless the proxy withholds authority to vote for the election of the director.


To the knowledge of the Company, no director or proposed director has, within the last 10 years before the date of this Proxy Statement become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any legal proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.


To the knowledge of the Company, no director or proposed director is or has been within 10 years before the date of this Proxy Statement a director or executive officer of this or any company that, while that person was acting in that capacity:

(i) was the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days;

(ii) was subject to an event that resulted, after the director or officer ceased to be a director or officer in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period more than 30 consecutive days; or

(iii) within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.


With respect to the election of a director, the affirmative vote of a majority of the votes cast by holders of shares of Common Stock, represented in person or by proxy and entitled to vote at the Special Meeting, will be required to elect such nominee.

Proposal 3 - Relocation of the Registered Office

The registered office of the Company in Creemore, Ontario, Canada, was established by D. Gordon Badger, the prior President of the Company. Since 2003,
D. Gordon Badger has not been involved with the affairs of the Company and the Company no longer has a connection to this location. The public record was not updated to a designate a more convenient and logical registered office. Due to the lack of a quorum of the board of directors, which would be required in order to designate a location within Ontario to hold a meeting of the shareholders, this Special Meeting will be held at the registered office of the Company. In order to relocate the registered office of the Company to a different municipality within Ontario, a special resolution of the shareholders is required.

G. Storey Badger and the estate of the late Richard Smitten propose and recommend that the registered office of the Company be relocated to 1801-180 Dundas Street West, Toronto, Ontario, Canada, M5G 1Z8, being the offices of the Ontario corporate solicitors of the Company, Sheldon Huxtable Professional Corporation.

With respect to relocating the registered office of the Company, the affirmative vote of two-thirds (2/3) of the votes cast by holders of shares of Common Stock, represented in person or by proxy and entitled to vote at the Special Meeting, will be required for approval.

ANNUAL AND SPECIAL MEETING OF THE SHAREHOLDERS


This Special Meeting is convened for the purpose of electing a replacement director forthwith to fill the vacancy on the board of directors left by the recent death of Richard Smitten and to fix the number of directors constituting the full board of directors at two (2), and thereby re-establishing a quorum of the board of directors. It is expected that the board of directors will convene an annual and special meeting of the shareholders shortly in order to bring other matters before the shareholders which are not being placed before this Special Meeting.


ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy, and information statements, and other information with the SEC. Such reports, proxy, and information statements, and other information filed can be inspected and copied at the public reference facilities maintained by the SEC at 100 F St. N.E., Washington, D.C. Copies of such materials can be obtained from the Public Reference Section of the SEC at 100 F St. N.E., Washington, D.C. 20549 at prescribed rates. The SEC maintains a World Wide Web site that contains reports, proxy, and information statements, and other information filed through the SEC's Electronic Data Gathering, Analysis and Retrieval System. This Web site can be accessed at http://www.sec.gov.

For additional information please contact Michael T. Williams at (813) 831-9348.

The content and mailing of the present management circular has been approved by the remaining director of the Company.


Dated as of !**th, 2006.



/s/ "G. Storey Badger"
Director

                                      PROXY

                   SMITTEN PRESS: LOCAL LORE AND LEGENDS INC.
                             3675 N E Skyline Drive
                           Jensen Beach, FL 34957-3917
                             Telephone: 772-334-7129


THIS PROXY IS SOLICITED BY A DIRECTOR OF SMITTEN PRESS: LOCAL LORE AND LEGENDS INC. (THE "COMPANY"), ON BEHALF OF MANAGEMENT, FOR THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON ***TH, 2006 AT 3 CAROLINE ST. W., CREEMORE, ONTARIO, CANADA, L0M 1G0.

The undersigned shareholder of the Corporation hereby appoints, Donald Sheldon, Ontario legal counsel to the Company or, if Donald A. Sheldon is unable to attend the Meeting, in his place and stead Sandra Cameron-Milks, his law clerk and assistant, or in the place of the foregoing, _______________________________ (PLEASE PRINT THE NAME), as proxyholder for and on behalf of the undersigned shareholder, with full power of substitution, to act and vote, at the Special Meeting of Shareholders of Smitten Press: Local Lore and Legends, Inc. to be held ***th, 2006 and all adjournments thereof, all shares of Common Stock of the Company represented by this Proxy and held by the undersigned as of the record date as follows:

1. FIX THE NUMBER OF DIRECTORS CONSTITUTING THE BOARD OF DIRECTORS OF SMITTEN PRESS AT TWO (2).

      |_| FOR           |_| AGAINST           |_| ABSTAIN

2.    THE ELECTION OF MICHAEL T. WILLIAMS AS DIRECTOR.

     |_| FOR            |_| WITHHELD


3. RELOCATE THE REGISTERED OFFICE OF THE CORPORATION TO 1801-180 DUNDAS STREET WEST, TORONTO, ONTARIO CANADA M5G 1Z8


      |_| FOR           |_| AGAINST           |_| ABSTAIN

The undersigned is hereby revoking any proxy previously given in respect of the shares represented by this Proxy.

In their discretion, the proxies appointed hereby are authorized to vote upon such other business as may properly come before the meeting. If any amendments or variations to matters identified in the Notice of Meeting are proposed at the Meeting, or at any adjournment thereof, or if any other matters properly come before the Meeting, or any adjournment thereof, this Proxy confers discretionary authority to vote on such amendments or variations or such other matters according to the best judgment of the person voting the Proxy at the Meeting, or any adjournment thereof. It is not expected by Management that other matters will come before the Meeting.


The shares represented by this proxy, when this proxy is properly executed and deposited, will be voted in the manner directed herein by the undersigned shareholder.


If this Proxy is signed and returned with no direction indicating how the shares represented by this Proxy are to be voted, this Proxy will be voted FOR Proposals 1 to 3 above.


                  DATED:_________________________________, 2006

                        (Name of Shareholder - Please Print)

                        (Signature of Shareholder)

NOTE: Please sign in the same manner as name(s) appear on the address label. Joint owners should both sign. Fiduciaries, attorneys, corporate officers, etc., should indicate their capacities. (see instructions on the following page)

Notes:

1. If you are a registered shareholder and cannot attend the Meeting but wish to vote on the resolutions, you can appoint another person (other than the persons named in the form of proxy), who need not be a shareholder of the Corporation, to vote according to your instructions. To appoint someone other than the management appointees named in the form of proxy, please cross off the management appointee's names and insert your appointed proxyholder's name in the space provided, then sign, date and return the Proxy. Where no choice on a resolution is specified by you, this Proxy confers discretionary authority upon your appointed proxyholder.


2. If you are a registered shareholder and cannot attend the Meeting but wish to vote on the resolutions and to appoint one of the management appointees named, please leave the wording appointing a nominee as shown, then sign, date and return the Proxy. Where no choice is specified by a shareholder on a resolution shown on the Proxy, a nominee of management acting as proxyholder will vote the securities as if the shareholder had specified an affirmative vote to each Proposal.

3. If a registered shareholder votes by completing and returning the Proxy, the shareholder may still attend the Meeting and vote in person should the shareholder later decide to do so. To vote in person at the Meeting, the shareholder must revoke the Proxy and may do so by delivering a new Proxy with revised instructions. Please cross off the management appointee's names, insert your name in the blank space provided, do not indicate a voting choice for any resolution, then sign, date and return the Proxy. See the section entitled "Appointment and Revocability of Proxies - Registered Shareholders" in the accompanying the Proxy Statement.

4. If you are a shareholder and your securities are not registered in your name but in the name of an intermediary such as a securities broker or financial institution, or a clearing agency, (a "beneficial shareholder"), you should review the section entitled "Appointment and Revocability of Proxies - Non-Registered or Beneficial Shareholders" in the accompanying Proxy Statement and carefully follow the instructions of your intermediary.

5. The Proxy will not be valid unless it is dated and signed by the shareholder or by his, her or its attorney duly authorized in writing. If the registered shareholder is an individual, the Proxy must be signed exactly as the shares are registered. In the case of joint shareholders, all shareholders must sign. If the registered shareholder is a corporation, the Proxy must be executed by a duly authorized officer under its corporate seal, if the corporation has a corporate seal. If the Proxy is executed by an attorney for an individual shareholder or joint shareholders, or by an attorney of a corporate shareholder, or by a fiduciary or other representative of a shareholder, the instrument so empowering the attorney, fiduciary or other representative, or a notarial copy thereof, should accompany the Proxy.

6. If the Proxy is not dated, it will be deemed to bear the date on which it was mailed by the Corporation to the shareholders.


7. The Proxy will not be used at the Meeting or any adjournment thereof unless the same is deposited at the office of the Company prior to the commencement of the Meeting, or any adjournment thereof, although the Chairman of the Meeting, or adjourned meeting, has the discretion to accept proxies filed prior to any vote being taken in reliance thereon at the Meeting.